Exhibit 99.1

NANO MOBILE HEALTHCARE, INC.
INDEX TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

TABLE OF CONTENTS

NANO MOBILE HEALTHCARE, INC.
UNAUDITED CONDENSED BALANCE SHEETS
AS OF MARCH 31, 2026 AND DECEMBER 31, 2025
(Amounts in U.S. dollars, except for number of shares)

	As of	
	March 31, 2026 (Unaudited)	December 31, 2025 (Audited)
ASSET		
Current asset		
Cash and cash equivalents	$ 2,210	$ 2,210
Total current asset	**2,210**	**2,210**
TOTAL ASSET	**$ 2,210**	**$ 2,210**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liability		
Borrowings	$ 4,203	$ 4,203
Total current liability	**4,203**	**4,203**
Non-current liability		
Convertible note	49,698	49,698
Total non-current liability	49,698	49,698
TOTAL LIABILITIES	**$ 53,901**	**$ 53,901**
Commitments and contingencies (Note 8)		
Stockholders' deficit		
Common Stock, $0.0001 par value, 4,000,000,000 shares authorized, 3,273,765,298 and 3,273,765,298 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	$ 327,377	$ 327,377
Preferred Stock, $0.001 par value:		
Series A Convertible Preferred Stock, 2,347,337 shares designated; 2,347,337 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	2,347	2,347
Series B Convertible Preferred Stock, 2,535 shares designated; 2,535 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	3	3
Series C Convertible Preferred Stock, 2,000,000 shares designated; 50,365 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	50	50
Series D Convertible Preferred Stock, 1,000,000 shares designated; 35,739 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	36	36
Special 2021 Series A Preferred Stock, 50,000,000 shares designated; 50,000,000 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	50,000	50,000
Additional paid-in capital	11,651,483	11,651,483
Accumulated deficit	(12,082,987)	(12,082,987)
Total stockholders' deficit	**(51,691)**	**(51,691)**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$ 2,210**	**$ 2,210**

The accompanying notes are an integral part of the unaudited condensed financial statements.

NANO MOBILE HEALTHCARE, INC.
UNAUDITED CONDENSED STATEMENTS OF
OPERATIONS AND COMPREHENSIVE LOSS
FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025
(Amounts in U.S. dollars, except for number of shares and per share amount)

	For the three months ended	
	March 31, 2026	March 31, 2025
	(Unaudited)	(Unaudited)
Revenue	$ —	$ —
Operating expense		
General and administrative expense	—	—
Total operating expense	—	—
Loss before income taxes expense	—	—
Income taxes expense	—	—
Net loss and comprehensive expense	$ —	$ —
Loss per share attributable to common stockholders (in US$ cents)		
Basic and diluted	—	—
Weighted average number of common stocks outstanding		
Basic and diluted	3,273,765,298	3,273,765,298

The accompanying notes are an integral part of the unaudited condensed financial statements.

NANO MOBILE HEALTHCARE, INC.
UNAUDITED CONDENSED STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025
(Amounts in U.S. dollars, except for number of shares)

Three months ended March 31, 2026

	Series A Convertible Preferred Stock		Series B Convertible Preferred Stock		Series C Convertible Preferred Stock		Series D Convertible Preferred Stock		Special 2021 Series A Preferred Stock		Common Stock				
	No. of shares	Amount	No. of shares	Amount	No. of shares	Amount	No. of shares	Amount	No. of shares	Amount	No. of shares	Amount	Additional paid-in capital	Accumulated losses	Total stockholders' deficit
Balance, January 1, 2026	2,347,337	$ 2,347	2,535	$ 3	50,365	$ 50	35,739	$ 36	50,000,000	$ 50,000	3,273,765,298	$ 327,377	$ 11,651,483	$ (12,082,987)	$ (51,691)
Net loss	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Balance, March 31, 2026 (Unaudited)	2,347,337	$ 2,347	2,535	$ 3	50,365	$ 50	35,739	$ 36	50,000,000	$ 50,000	3,273,765,298	$ 327,377	$ 11,651,483	$ (12,082,987)	$ (51,691)

Three months ended March 31, 2025

	Series A Convertible Preferred Stock		Series B Convertible Preferred Stock		Series C Convertible Preferred Stock		Series D Convertible Preferred Stock		Special 2021 Series A Preferred Stock		Common Stock				
	No. of shares	Amount	No. of shares	Amount	No. of shares	Amount	No. of shares	Amount	No. of shares	Amount	No. of shares	Amount	Additional paid-in capital	Accumulated losses	Total stockholders' deficit
Balance, January 1, 2025	2,347,337	$ 2,347	2,535	$ 3	50,365	$ 50	35,739	$ 36	50,000,000	$ 50,000	3,273,765,298	$ 32,738	$ 11,946,122	$ (12,078,944)	$ (47,648)
Increment of par value to $0.0001	—	—	—	—	—	—	—	—	—	—	—	294,639	(294,639)	—	—
Net loss (Unaudited)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Balance, March 31, 2025	2,347,337	$ 2,347	2,535	$ 3	50,365	$ 50	35,739	$ 36	50,000,000	$ 50,000	3,273,765,298	$ 327,377	$ 11,651,483	$ (12,078,944)	$ (47,648)

The accompanying notes are an integral part of the unaudited condensed financial statements.

NANO MOBILE HEALTHCARE, INC.
UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025
(Amounts in U.S. dollars)

	Three months ended March 31, 2026 (Unaudited)	Three months ended March 31, 2025 (Unaudited)
Cash flows from operating activities		
Net loss and net cash used in operating activities	$ —	$ —
Net change in cash and cash equivalents	—	—
Cash and cash equivalents at the beginning of the period	2,210	2,050
Cash and cash equivalents at the end of the period	$ 2,210	$ 2,050
Supplemental cash flow information:		
Cash received for interest	$ —	$ —
Cash paid for interest	$ —	$ —
Cash paid for income taxes	$ —	$ —

The accompanying notes are an integral part of these unaudited condensed financial statements.

NANO MOBILE HEALTHCARE, INC.
NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025

1. ORGANIZATION AND BUSINESS BACKGROUND

Organization

Nano Mobile Healthcare, Inc. (the "Company"), formerly known as Vantage Healthcare, Inc., was originally incorporated in Nevada on April 21, 2010. On January 9, 2015, the Company changed its state of incorporation from Nevada to Delaware. The Company's registered and principal office is located at Room 306, 3/F., Kwong Kin Trade Centre, No.5 Kin Fat Street, Tuen Mun, Hong Kong. It is a holding company with no business operation as of March 31, 2026 and December 31, 2025.

Effective as of February 20, 2014, the majority shareholder of the Company sublicensed to the Company rights acquired under a license agreement with the National Aeronautics and Space Administration ("NASA") to certain inventions and patent rights owned by NASA relating to chemical sensing nanotechnology, for use within the United States and its territories. As a result of the sublicense, the Company was a mobile health technology company that developed personalized and point-of-care screening using applications based upon chemical sensing methods.

As of the date of the unaudited condensed financial statements, the Company has no revenue generated by its operations. The Company is funding its operational expenses from financing activities. The Company's management is planning, and has taken serious steps, to maintain a positive working capital for the Company, by adding new investors into the business.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited condensed financial statements

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and pursuant to the rules and regulations of the Securities Exchange Commission ("SEC"). Pursuant to Regulation S-X, certain information and disclosures normally included in the annual financial statements have been condensed or omitted. The unaudited condensed financial statements and notes included herein should be read in conjunction with the financial statements and notes included in our Annual Report on Form 8-K for the year ended December 31, 2025 filed with the SEC on October 22, 2026.

Significant Accounting Policies

As of March 31, 2026, there have been no changes in the Company's significant accounting policies from those described in our Annual Report on Form 8-K for the year ended December 31, 2025 filed with the SEC on October 22, 2026.

Recently issued accounting pronouncements not yet adopted

In November 2024, the FASB issued ASU no. 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosure (Subtopic 220-40). The amendments in this update enhance disclosures about a public business entity's expense and provide more detailed information about the types of expenses included in certain notes in the unaudited condensed financial statements. ASU no. 2024-03 is effective for annual periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The amendments may be applied prospectively to reporting periods after the effective date or retrospectively to all periods presented in the unaudited condensed financial statements. The Company's management is currently evaluating any new disclosures that may be required upon adoption of ASU 2024-03.

Except as mentioned above, the Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the unaudited condensed balance sheets, statements of operations and comprehensive loss and statements of cash flows.

3. LIQUIDITY AND GOING CONCERN

As of March 31, 2026, the Company had a net current liability and net liability of $1,993 and $51,691, respectively. For the three months ended March 31, 2026, the Company did not generate any revenue or incur any operating expenses. As of the date of these unaudited condensed financial statements, there still exists substantial doubt that the Company will continue as a going concern.

The accompanying unaudited condensed financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These unaudited condensed financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

In assessing the Company's liquidity, the Company monitors and evaluates its cash and cash equivalents and its operating and capital expenditure commitments. The Company's liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations.

The Company has not generated any revenue from its operations and is currently funding its operating expenses through financing activities. Management is actively pursuing additional financing and has taken steps to attract new investors in order to maintain adequate working capital and support the Company's ongoing operations. However, there can be no assurance that the Company will be successful in obtaining additional financing or that such financing will be available on commercially reasonable terms, or at all. The Company's ability to continue as a going concern is dependent upon its ability to raise additional capital and generate future profitable operations. There are a number of factors that could potentially arise that could undermine the Company's plans such as (i) government policies, and (ii) economic conditions in the United States and worldwide. The Company's inability to secure needed financing when required may require material changes to the Company's business plan and could have a material impact on the Company's financial conditions and result of operations.

4. BORROWINGS

	As of	
	March 31, 2026 (Unaudited)	December 31, 2025 (Audited)
Borrowings from a third party	$ 4,203	$ 4,203

On August 31, 2021, the Company entered into a revolving line of credit agreement with Alpharidge Capital LLC ("Alpharidge"), of which Frank Igwealor, the sole director and CEO of the Company at that time, was the managing member of Alpharidge. Pursuant to the agreement, Alpharidge agreed to make advances to the Company of up to $100,000 upon the Company's request. The agreement provided that, on December 31 of each calendar year during which any advance remained outstanding, or, if earlier, upon termination of the agreement, at the request of Alpharidge, the entire outstanding balance, together with any accrued and unpaid interest, would be aggregated and memorialized into a single convertible promissory note.

For the three months ended March 31, 2026 and the year ended December 31, 2025, Alpharidge agreed not to charge interest on the borrowings.

5. CONVERTIBLE NOTE

	As of	
	March 31, 2026	**December 31, 2025**
	(Unaudited)	**(Audited)**
Convertible note	$ 49,698	$ 49,698

On August 31, 2021, the Company entered into a revolving line of credit agreement with Alpharidge Capital LLC ("Alpharidge"), of which Frank Igwealor, the sole director and CEO of the Company at that time, was the managing member of Alpharidge. Pursuant to the agreement, Alpharidge agreed to make advances to the Company of up to $100,000 upon the Company's request. The agreement provided that, on December 31 of each calendar year during which any advance remained outstanding, or, if earlier, upon termination of the agreement, at the request of Alpharidge, the entire outstanding balance, together with any accrued and unpaid interest, would be aggregated and memorialized into a single convertible promissory note. For the three months ended March 31, 2026 and the year ended December 31, 2025, Alpharidge agreed not to charge interest on the borrowings.

On December 31, 2024, the outstanding borrowings of $49,698 was memorialized into convertible note, which represented a non-cash transaction. The convertible note ("Note") has an aggregate principal amount of $49,698, matures 36 months from the memorialization date (the "Maturity Date"), and bears interest at 0% per annum. The Note is convertible into the Company's common stocks at a fixed conversion price of $0.0004 per share. On the Maturity Date, the holder of the Note has the right to convert the entire outstanding balance of the Note into shares of the Company's common stock at a fixed conversion price of $0.0004 per share.

On January 12, 2026, Alpharidge assigned all of its right, title, and interest in a debt obligation of the Company with an outstanding principal balance of $49,698 to Gysomchy Specialty Services, Inc. ("GSS"), an independent third party, pursuant to a purchase and assignment of debt agreement. Accordingly, on January 15, 2026, the Company cancelled the convertible note held by Alpharidge and issued a new convertible note in the principal amount of $49,698 to GSS. The new convertible note bears interest of 0% per annum and matures 72 months from its issuance date. The Note is convertible into the Company's common stocks at a fixed conversion price of $0.0004 per share.

As of March 31, 2026 and December 31, 2025, no conversion of the Note into the Company's common stock was recorded.

On May 24, 2026, the noteholder of the Note assigned its rights and interests in the outstanding convertible indebtedness to a new lender. See Note 11, Subsequent Event.

6. INCOME TAXES

United States

The Company is subject to U.S. federal corporate income tax at a statutory rate of 21%. The Company may also be subject to state and local income taxes depending on the jurisdictions in which it operates.

No provision for income taxes was recognized for the three months ended March 31, 2026 and 2025 because the Company did not generate any taxable income during the periods.

7. RELATED PARTY TRANSACTIONS AND BALANCES

Related party transaction

No directors' remuneration paid to the directors of the Company during the three months ended March 31, 2026 and 2025.

Related party balance

No related party balances were outstanding as of March 31, 2026 and December 31, 2025.

8. COMMITMENTS AND CONTINGENCIES

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business. Management is currently not aware of any such legal proceedings or claims that could have, individually or in the aggregate, a material adverse effect on the Company's business, financial condition, operating results or cash flows.

The Company had no material commitments, contingent liabilities, or guarantees as of March 31, 2026 and December 31, 2025 and for the three months ended March 31, 2026 and 2025.

9. RISKS AND UNCERTAINTIES

Liquidity risk

The Company is exposed to significant liquidity risk because it has limited cash, has not generated revenue from its planned operations and depends on external financing to meet its obligations as they become due.

As of March 31, 2026, the Company had cash on hand of $2,210 and current liabilities of $4,203, resulting in a working capital deficit of $1,993. The Company's ability to meet its obligations and continue its planned operations depends on obtaining additional borrowings, shareholder advances or equity financing. There can be no assurance that such financing will be available on acceptable terms. See Note 3 for additional information.

10. STOCKHOLDERS' EQUITY

The Company's Certificate of Amendment of Certificate of Incorporation (the "Certificate"), filed with the Secretary of State of the State of Delaware on January 5, 2025, authorizes two classes of stock.

Common stock

On January 24, 2024, the Company filed a certificate of amendment through which the authorized shares increase from 4,000,000,000 to 8,000,000,000.

On January 5, 2025, the Company filed another certificate of amendment through which the authorized shares decreased from 8,000,000,000 to 4,000,000,000 and the par value has been changed from $0.00001 to $0.0001.

Prior to January 5, 2025, the par value of Common Stock was $0.00001 per share. The increment in par value resulted in reclassification between the accounts of share capital of common stock and additional paid-in capital and had no effect on total stockholders' equity. Shares issued prior to the filing continue to be reflected at the par value in effect on the date of issuance.

As of the date of the Certificate, December 31, 2025 and March 31, 2026, the Company is authorized to issue 4,000,000,000 shares of common stock with a par value of $0.0001 per share.

10. STOCKHOLDERS' EQUITY (cont.)

Common stock (cont.)

As of December 31, 2020, the Company had 2,938,765,298 shares of common stock issued and outstanding, with an aggregate par value of $29,388. During 2021, the Company issued 335,000,000 shares of common stock with an aggregate par value of $3,350. The corresponding amount was transferred from additional paid-in capital to common stock, and therefore the issuance did not change the Company's total contributed capital. Following the issuance, the Company had 3,273,765,298 shares of common stock issued and outstanding. Prior to the amendment of the Company's par value on January 5, 2025, the aggregate par value of these shares was $32,738. There were no subsequent issuances, cancellations or repurchases of common stock from January 1, 2022 through March 31, 2026. Accordingly, as of March 31, 2026 and December 31, 2025, the Company had 3,273,765,298 shares of common stock issued and outstanding, and the amount recognized as common stock was $327,377 as of both reporting dates.

Preferred stock

The Company is authorized to issue 100,000,000 shares of preferred stock with a par value of $0.001 per share.

Series A Convertible Preferred Stock

As of March 31, 2026 and December 31, 2025, the Company had 2,347,337 and 2,347,337 Series A Convertible Preferred Stock issued and outstanding, with an aggregate par value of $2,347 and $2,347, respectively.

Each share of the Series A Convertible Preferred Stock shall be convertible into five (5) shares of Common Stock without the payment of additional consideration by the holder thereof, subject to certain terms, conditions and adjustments as described in the Certificate of Designation. The holders of Series A Convertible Preferred Stock shall be entitled to receive any dividends before the holders of the Common Stock, in an amount at least equal to the product of (x) the dividend payable on each share of Common Stock and (y) the number of shares of Common Stock issuable upon conversion of a share of Series A Convertible Preferred, in each case calculated on the record date for determination of holders entitled to receive such dividend. Each holder of outstanding Series A Convertible Preferred shall be entitled to vote with the holders of the Common Stock, as a single class, on all matters presented to the holders of Common Stock on an as-converted basis calculated as of the record date for such vote. The Series A Preferred Stock has no liquidation preference over the Common Stock upon liquidation, dissolution or winding up of the Company and does not carry a fixed or cumulative dividend.

Series B, Series C and Series D Convertible Preferred Stock

As of March 31, 2026 and December 31, 2025, the Company had 2,535, 50,365 and 35,739 shares of Series B, Series C and Series D Convertible Preferred Stock issued and outstanding, respectively, with corresponding aggregate par values of $3, $50 and $36 at each reporting date.

Each share of the Series B, Series C and Series D Convertible Preferred Stock shall be convertible at the option of the holders into approximately 20,000 shares of Common Stock and entitled to vote together with the Common Stock as a single class on an as-converted basis.

10. STOCKHOLDERS' EQUITY (cont.)

Preferred stock (cont.)

Special 2021 Series A Preferred Stock

As of March 31, 2026 and December 31, 2025, the Company had 50,000,000 and 50,000,000 shares of Special 2021 Series A Preferred Stock issued and outstanding, respectively, with an aggregate par value of $50,000 and $50,000 at each reporting date.

The Special 2021 Series A Preferred Stock is not convertible and holders of the Special 2021 Series A Preferred Stock vote together with the holders of Common Stock and all other voting classes and series of capital stock entitled to vote, as a single class, on all matters submitted to the stockholders for a vote or written consent. On each of such matter, the outstanding shares of Special 2021 Series A Preferred Stock shall collectively be entitled to a number of votes equal to 85% of the total votes of all outstanding shares of capital stock of the Company entitled to vote (including the Special 2021 Series A Preferred Stock). Accordingly, the aggregate number of votes of the Special 2021 Series A Preferred Stock shall equal the product of (x) the total number of votes entitled to be cast by all other outstanding shares of voting capital stock as of the record date, multiplied by (y) 85/15 and each share of Special 2021 Series A Preferred Stock shall be entitled to its pro rata portion of such aggregate votes, rounded down to the nearest whole vote. Upon liquidation, dissolution or winding up of the Company, holders of Special 2021 Series A Preferred Stock are entitled to receive, after payment in full of amounts due to holders of any senior-ranking series of Preferred Stock and before any distribution to holders of Common Stock, an amount per share equal to the par value of the Special 2021 Series A Preferred Stock . Holders are not entitled to participate further in any remaining distributions. Holders of Special 2021 Series A Preferred Stock participate in dividends declared and paid on the Common Stock on a pro rata basis.

There were no issuances, conversions, redemptions, repurchases or cancellations of preferred stock during the three months ended March 31, 2026 and 2025.

On March 31, 2026, Opportunity Zones Capital LLC, the Company's controlling shareholder, entered into a securities purchase agreement with Mr. Cheng Chung Sing for the sale of 50,000,000 shares of the Company's Special 2021 Series A Preferred Stock, representing the Company's controlling shareholding interest. The transaction was completed on July 25, 2026.

The rights, preferences, privileges and voting powers of the Company's common and preferred stock are governed by the Company's certificate of incorporation, as amended, and the applicable certificate of designation.

Additional paid-in capital

As of March 31, 2026 and December 31, 2025, additional paid-in capital was $11,651,483 and $11,651,483, respectively.

11. SUBSEQUENT EVENT

The Company evaluated all events and transactions that occurred after March 31, 2026 up through November 10, 2026, which is the date of these unaudited condensed financial statements are available to be issued. Except as disclosed elsewhere or below, there were no other subsequent event occurred that would require recognition or disclosure in the Company's unaudited condensed financial statements.

On May 24, 2026, GSS assigned all of its right, title, and interest in a debt obligation of the Company with an outstanding principal balance of $49,698 to ITG Limited ("ITG"), an independent third party, pursuant to a purchase and assignment of debt agreement. Accordingly, on September 14, 2026, the Company cancelled the convertible note held by GSS and issued a new convertible note in the principal amount of $49,698 to ITG. The new convertible note bears interest of 0% per annum and matures 72 months from its issuance date.

On July 24, 2026, the Company entered into a share exchange and acquisition agreement with Neptune Engineering (Marine) Limited ("Neptune HK"), a private company incorporated in Hong Kong, and the shareholder of Neptune HK. Pursuant to the agreement, and subject to the satisfaction or waiver of the applicable closing conditions, the Company will acquire all 10,000 issued and outstanding ordinary shares of Neptune HK in exchange for an aggregate of 20,000,000 post-restructuring shares of the Company's common stock to be issued to Neptune HK's shareholder and his respective designees. No cash, notes, assumption of indebtedness or other consideration will be payable for the Neptune HK shares.

Upon completion of the transaction, Neptune HK will become a wholly owned subsidiary of the Company. The 20,000,000 consideration shares represent a fixed number of shares rather than a fixed monetary value and will be issued as restricted securities.

As of the date these unaudited condensed financial statements were available to be issued, the transaction had not been completed and no consideration shares had been issued. Accordingly, the transaction had no effect on the Company's financial position or results of operations as of and for the three months ended March 31, 2026.